                   GRANT OF SECURITY INTEREST IN TRADEMARKS



     AGREEMENT made this 5th day of June, 1997 by and between DM MANAGEMENT COMPANY, a corporation duly organized and existing under the laws of the State of Delaware and having a principal place of business at 25 Recreation Park Road, Hingham, MA 02043 (herein "DM"), and CITIZENS BANK OF MASSACHUSETTS, duly organized and existing under the laws of The Commonwealth of Massachusetts and having a principal place of business at 35 Summer Street, Boston, MA 02110 (herein the "BANK").

                              W I T N E S S E T H:

     WHEREAS, by instrument dated June 5, 1997, DM executed and delivered to the BANK a security agreement (the "All-Asset Security Agreement") pursuant to which DM granted a security interest to the BANK in all of its property, including, without limitation, a lien on and security interest in all of DM's patents and trademarks; and

     WHEREAS, DM owns the United States registrations of the trademarks listed on EXHIBIT "A" hereto, which registrations have been issued by the U.S. Patent and Trademark Office (the "PTO"); and

     WHEREAS, DM wishes to file this instrument with the PTO to confirm its grant of a security interest to the BANK of all of its federally registered trademarks listed in EXHIBIT "A" hereto as security for the "Obligations" (the "OBLIGATIONS") as defined in that certain Loan Agreement dated June 5, 1997 by and between DM and the BANK (the "LOAN AGREEMENT").

     NOW, THEREFORE, DM does hereby confirm its grant of a security interest in all of its rights to the trademarks and United States registrations thereof listed on Exhibit A and all goodwill associated therewith annexed hereto and made a part hereof, which Exhibit consists of 1 page (all herein referred to as "COLLATERAL").

     Provided, nevertheless, that if DM shall well and truly pay and perform all OBLIGATIONS of DM to the BANK hereby secured (as herein provided) and all covenants and agreements of DM herein contained, then this instrument shall be void and of no further effect and the interest hereby granted shall cease and terminate, and the BANK will execute and deliver such documents as may be necessary to discharge this instrument to DM and release the lien granted pursuant hereto.

     DM hereby warrants and represents to the BANK:

     (a) That it has full power and authority to enter into this Agreement.

     (b) That it will maintain all of said trademarks in full force and effect, except as it is prevented from so doing by law or by judgment of any court of competent jurisdiction.

     Upon the occurrence and continuance of any EVENT OF DEFAULT as defined in the LOAN AGREEMENT, the BANK shall have, in addition to all other rights provided herein or therein, the rights and remedies of a secured party under the Uniform Commercial Code; and further, after the occurrence and continuance of an EVENT OF

DEFAULT, the BANK may, upon reasonable notice to DM, at any time or times, sell and deliver any or all of the COLLATERAL at public or private sale, for cash, upon such terms as the BANK deems advisable, at its sole discretion. Expenses of retaking, holding, preparing for sale, selling or similarly relating to realization on the COLLATERAL shall include reasonable attorneys' fees. The BANK's rights and remedies under this Agreement will be cumulative and not exclusive of any other right or remedy which the BANK may have. For the purpose hereof, notice of any intended sale or disposition in writing at least ten (10) days before the time of such sale or disposition, shall be deemed reasonable notice.

     If the BANK shall exercise its rights to sell any or all of such COLLATERAL, then DM agrees to assign unto the BANK or as the BANK may direct all of its rights and claims that it may have for past infringement of any of the trademarks in the COLLATERAL.

     The BANK shall be under no duty or obligation to enforce any rights or take any action with respect to the COLLATERAL, including without limitation, the maintaining or prosecuting of any claims or rights for infringement by third parties and DM hereby holds the BANK harmless of and from all liability, loss or damage, including reasonable attorney's fees, by reason of this instrument including without limitation all costs, expenses or damages incurred as a result of being joined in any litigation relating to the COLLATERAL.

     This Agreement shall be construed and enforced under the laws of The Commonwealth of Massachusetts and shall take effect as an instrument under seal.


WITNESS                                DM MANAGEMENT COMPANY


/s/ Paul J. Levenson                   By: /s/ Olga L. Conley
--------------------------                --------------------------------------
Paul J. Levenson                            Olga L. Conley
                                       Title: Vice President of Finance
                                              ----------------------------------


WITNESS                                CITIZENS BANK OF MASSACHUSETTS


/s/ Paul J. Levenson                   By:  /s/ Lori B. Leeth VP
--------------------------                --------------------------------------
Paul J. Levenson                            Lori B. Leeth
                                       Title: Vice President
                                              ----------------------------------

                          COMMONWEALTH OF MASSACHUSETTS



Suffolk, ss.                                            June 5, 1997

     Then personally appeared Olga L. Conley, the Vice President of Finance of DM Management Company, as aforesaid, and acknowledged the foregoing instrument to be the free act and deed of DM Management Company, before me.

                                       /s/ Paul J. Levenson
                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires: March 13, 2003



                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                            June 5, 1997

     Then personally appeared Lori B. Leeth, a Vice President of Citizens Bank of Massachusetts, as aforesaid, and acknowledged the foregoing instrument to be the free act and deed of Citizens Bank of Massachusetts.

                                       /s/ Paul J. Levenson
                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires: March 13, 2003

                                   EXHIBIT "A"
                                   -----------

                                   TRADEMARKS
                                   ----------


REGISTRATION NO.        TRADEMARK                           REGISTRATION DATE
----------------        ---------                           -----------------
1,204,106               J. Jill Ltd. [and design]           August 3, 1982
1,844,940               J. Jill Ltd.                        July 12, 1994
1,859,770               J. Jill Ltd.                        October 25, 1994
1,323,907               Nicole Summers [and design]         March 5, 1985
1,329,522               Nicole Summers [and design]         April 9, 1985
1,844,937               Nicole Summers                      July 12, 1994
1,845,725               Nicole Summers                      July 19, 1994